UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2024

TransMontaigne Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-32505	34-2037221
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

1670 Broadway, Suite 3100 Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

(303) 626-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

As of the date of this filing, the registrant has no common units outstanding.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment No. 2 to Credit Agreement

On April 15, 2024, TransMontaigne Partners LLC (the “Company”), as parent guarantor, and TransMontaigne Operating Company L.P., a Delaware limited partnership and wholly owned subsidiary of the Company (“OpCo”), entered into an Amendment No. 2 (the “Amendment”) to its existing Credit Agreement dated as of November 17, 2021 among the Company, OpCo, Barclays Bank PLC, as administrative agent and collateral agent, and the lenders party thereto, which provides for, among other things, the incurrence of a new tranche of term loans under the credit facility in an aggregate principal amount of $150 million (the “Incremental Term Loan Facility”). The maturity date of the Incremental Term Loan Facility is November 17, 2028 commensurate with the existing term loans under the credit facility. Loans under the Incremental Term Loan Facility accrue interest at a per annum rate equal to, at OpCo’s’s election, either an adjusted SOFR rate plus an applicable margin of 3.50% or an alternate base rate plus an applicable margin of 2.50% per annum. The other terms and conditions of the credit facility, as amended by the Amendment, remain unchanged.

The foregoing description of the Amendment and Incremental Term Loan Facility is a summary, and does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Amendment No. 2 dated as of April 15, 2024 by and among TransMontaigne Partners LLC, TransMontaigne Operating Company L.P., the subsidiary guarantors party thereto, the lenders party thereto and Barclays Bank PLC, as administrative agent

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 10.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMONTAIGNE PARTNERS LLC

By:	/s/ Matthew White
Name:	Matthew White
Title:	Executive Vice President, Secretary & General Counsel

Date: April 17, 2024